UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2014
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

           On January 31, 2014, Middleburg Financial Corporation (the “Company”) furnished a Current Report on Form 8-K that included a press release announcing the Company’s financial results for the fourth quarter and year ended December 31, 2013.  This Form 8-K/A is being filed to revise financial results included with such Form 8-K.

           The previously-reported financial results for the fourth quarter and year ended December 31, 2013 have been revised to include a non-cash charge of $500,000 related to the impairment of goodwill associated with Southern Trust Mortgage.  In light of declining profitability in the mortgage business and increasing regulatory burdens, the Company is evaluating a range of options for its interest in Southern Trust Mortgage.  Due in part to these factors and in connection with the preparation of its financial statements to be included in its Annual Report on Form 10-K, the Company determined that this impairment charge was necessary to reflect the diminished fair value of Southern Trust Mortgage.

           The impact of the charge on net income for the fourth quarter and year ended December 31, 2013 is $330,000.  This is a non-cash charge and is not expected to affect the Company’s ongoing operations.  The Company’s revised net income is $1.12 million, or $0.16 per diluted share, for the quarter ended December 31, 2013 and $6.15 million, or $0.87 per diluted share, for the full year 2013.  The book value per share of the Company’s common stock declined $0.05 as a result of the revision to $15.90 per share at December 31, 2013. The impairment will have minimal impact on the Company’s capital ratios.

Set forth below are revised Consolidated Balance Sheets, Consolidated Statements of Income, Quarterly Summary Statements of Income, Key Statistics,  Selected Financial Data by Quarter, Quarterly and Annual Average Balances and Yields on Earning Assets and Liabilities.

MIDDLEBURG FINANCIAL CORPORATION
Consolidated Balance Sheets
(In thousands, except for share and per share data)

	(Unaudited)	(Unaudited)	(Audited)
	December 31,	September 30,	December 31,
	2013	2013	2012
ASSETS
Cash and due from banks	$6,648	$9,417	$7,139
Interest-bearing deposits with other institutions	60,695	53,228	47,276
Total cash and cash equivalents	67,343	62,645	54,415
Securities available for sale	328,423	328,378	319,457
Loans held for sale	33,175	41,855	82,114
Restricted securities, at cost	6,780	7,005	6,990
Loans receivable, net of allowance for loan losses of $13,320, $13,382 and $14,311 respectively	715,160	702,724	695,166
Premises and equipment, net	20,017	20,465	20,587
Goodwill and identified intangibles	5,346	5,889	6,017
Other real estate owned, net of valuation allowance of $398, $603 and $1,707, respectively	3,424	4,530	9,929
Prepaid federal deposit insurance	-	-	3,015
Bank owned life insurance	21,955	16,851	16,484
Accrued interest receivable and other assets	26,130	24,985	22,607

TOTAL ASSETS	$1,227,753	$1,215,327	$1,236,781

LIABILITIES
Deposits:
Non-interest bearing demand deposits	$185,577	$190,680	$167,137
Savings and interest bearing demand deposits	528,879	495,348	522,740
Time deposits	267,940	272,538	292,023
Total deposits	982,396	958,566	981,900
Securities sold under agreements to repurchase	34,539	35,005	33,975
Short-term borrowings	-	5,451	11,873
FHLB borrowings	80,000	85,000	77,912
Subordinated notes	5,155	5,155	5,155
Accrued interest payable and other liabilities	10,590	10,967	8,844
Commitments and contingent liabilities	-	-	-
TOTAL LIABILITIES	1,112,680	1,100,144	1,119,659

SHAREHOLDERS' EQUITY
Common stock ($2.50 par value; 20,000,000 shares authorized,
7,080,591, 7,089,091 and 7,052,554 issued and outstanding,
respectively)	17,403	17,403	17,357
Capital surplus	44,251	44,139	43,869
Retained earnings	50,689	50,063	46,235
Accumulated other comprehensive income	232	833	6,467
Total Middleburg Financial Corporation shareholders' equity	112,575.00	112,438	113,928
Non-controlling interest in consolidated subsidiary	2,498.00	2,745	3,194

TOTAL SHAREHOLDERS' EQUITY	115,073.00	115,183	117,122

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,227,753	$1,215,327	$1,236,781

MIDDLEBURG FINANCIAL CORPORATION
Consolidated Statements of Income
(In thousands, except for per share data)

	Unaudited		Unaudited
	For the Thee Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
INTEREST AND DIVIDEND INCOME
Interest and fees on loans	$8,744	$9,330	$35,248	$37,895
Interest and dividends on securities available for sale
Taxable	1,638	1,432	6,105	6,408
Tax-exempt	638	604	2,555	2,403
Dividends	63	58	232	193
Interest on deposits in other banks	31	36	132	124
Total interest and dividend income	11,114	11,460	44,272	47,023

INTEREST EXPENSE
Interest on deposits	1,094	1,449	4,911	6,916
Interest on securities sold under agreements to
repurchase	82	82	325	332
Interest on short-term borrowings	17	81	123	392
Interest on FHLB borrowings and other debt	311	295	1,208	1,184
Total interest expense	1,504	1,907	6,567	8,824

NET INTEREST INCOME	9,610	9,553	37,705	38,199
Provision for loan losses	110	1,281	109	3,438

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	9,500	8,272	37,596	34,761

NONINTEREST INCOME
Service charges on deposit accounts	593	572	2,291	2,197
Trust services income	1,033	923	3,970	3,751
Gains on loans held for sale	3,114	5,926	15,652	21,014
Gains (losses) on securities available for sale, net	22	(7)	418	445
Total other-than-temporary impairment losses	-	-	-	(46)
Portion of loss recognized in other
comprehensive income	-	-	-	46
Net impairment losses	-	-	-	-
Commissions on investment sales	107	129	470	518
Fees on mortgages held for sale	-	43	103	186
Bank-owned life insurance	105	96	472	459
Other operating income	431	299	1,163	884
Total noninterest income	5,405	7,981	24,539	29,454

NONINTEREST EXPENSE
Salaries and employees' benefits	7,385	8,278	30,627	30,417
Net occupancy and equipment expense	1,857	1,785	7,269	7,050
Advertising	436	635	1,457	2,034
Computer operations	485	471	1,860	1,572
Other real estate owned	78	55	1,455	2,721
Other taxes	186	202	751	813
Federal deposit insurance expense	139	269	822	1,050
Other operating expenses	3,134	2,103	9,800	8,602
Total noninterest expense	13,700	13,798	54,041	54,259

Income before income taxes	1,205	2,455	8,094	9,956
Income tax expense	303	387	1,931	1,966

NET INCOME	902	2,068	6,163	7,990
Net (income) loss attributable to non-
controlling interest	224	(647)	(9)	(1,504)
Net income attributable to Middleburg
Financial Corporation	$1,126	$1,421	$6,154	$6,486

Earnings per share:
Basic	$0.16	$0.20	$0.87	$0.92
Diluted	$0.16	$0.20	$0.87	$0.92
Dividends per common share	$0.07	$0.05	$0.24	$0.20

MIDDLEBURG FINANCIAL CORPORATION
Quarterly Summary Statements of Income
(In thousands, except for per share data)

	For the Three Months
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
INTEREST AND DIVIDEND INCOME
Interest and fees on loans	$8,744	$8,744	$8,795	$8,965	$9,330
Interest and dividends on securities available for sale
Taxable	1,638	1,468	1,468	1,531	1432
Tax-exempt	638	640	646	630	604
Dividends	63	59	54	56	58
Interest on deposits in other banks	31	43	29	30	36
Total interest and dividend income	11,114	10,954	10,992	11,212	11,460

INTEREST EXPENSE
Interest on deposits	1,094	1,190	1,253	1,373	1449
Interest on securities sold under agreements to
repurchase	82	82	81	80	82
Interest on short-term borrowings	17	59	18	29	81
Interest on long-term debt	311	303	299	295	295
Total interest expense	1,504	1,634	1,651	1,777	1,907

NET INTEREST INCOME	9,610	9,320	9,341	9,435	9,553
Provision for (recovery of) loan losses	110	3	184	(188)	1281

NET INTEREST INCOME AFTER PROVISION
FOR (RECOVERY OF)LOAN LOSSES	9,500	9,317	9,157	9,623	8,272

NONINTEREST INCOME
Service charges on deposit accounts	593	590	574	534	572
Trust services income	1,033	963	1,014	960	923
Net gains on loans held for sale	3,114	4,162	4,483	3,893	5,926
Net gains on securities available for sale	22	23	326	47	(7)
Commissions on investment sales	107	159	110	94	129
Fees on mortgages held for sale	-	28	58	17	43
Bank-owned life insurance	105	125	123	120	96
Other operating income	431	78	392	263	299
Total noninterest income	5,405	6,128	7,080	5,928	7,981

NONINTEREST EXPENSE
Salaries and employee benefits	7,385	7,750	7,692	7,799	8,278
Net occupancy and equipment expense	1,857	1,820	1,787	1,805	1,785
Advertising	436	318	435	268	635
Computer operations	485	456	458	461	471
Other real estate owned	78	416	142	820	55
Other taxes	186	186	187	192	202
Federal deposit insurance expense	139	149	270	265	269
Other operating expenses	3,134	2,210	2,137	2,318	2,103
Total noninterest expense	13,700	13,305	13,108	13,928	13,798

Income before income taxes	1,205	2,140	3,129	1,623	2,455
Income tax expense	303	491	774	363	387

NET INCOME	902	1,649	2,355	1,260	2,068
Net (income) loss attributable to non-controlling interest	224	(38)	(262)	67	(647)
Net income attributable to Middleburg
Financial Corporation	$1,126	$1,611	$2,093	$1,327	$1,421
	-

MIDDLEBURG FINANCIAL CORPORATION
Key Statistics
(Unaudited, Dollars in thousands, except for per share data)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Net Income	$1,126	$1,611	$2,093	$1,327	$1,421
Earnings per share, basic	$0.16	0.2300	$0.30	$0.19	$0.20
Earnings per share, diluted	$0.16	$0.23	$0.29	$0.19	$0.20
Dividend per share	$0.07	$0.07	$0.05	$0.05	$0.05

Return on average total assets - QTD	0.37%	0.52%	0.69%	0.44%	0.46%
Return on average total equity - QTD	3.92%	5.71%	7.25%	4.71%	4.96%
Dividend payout ratio	33.32%	30.43%	16.88%	26.57%	24.82%
Non-interest revenue to total revenue (1)	35.89%	39.58%	41.96%	38.40%	45.54%

Net interest margin (2)	3.43%	3.33%	3.40%	3.45%	3.42%
Yield on average earning assets	3.94%	3.89%	3.97%	4.08%	4.08%
Cost of average interest-bearing liabilities	0.66%	0.71%	0.72%	0.78%	0.82%
Net interest spread	3.29%	3.18%	3.25%	3.30%	3.26%

Non-interest income to average assets (3)	1.77%	2.00%	2.23%	1.93%	2.62%
Non-interest expense to average assets (3)	4.50%	4.33%	4.34%	4.57%	4.53%

Efficiency ratio - QTD (Tax Equivalent) (4)	88.32%	81.19%	78.35%	80.96%	76.51%

(1) Excludes securities gains and losses.
(2) The net interest margin is calculated by dividing tax equivalent net interest income by total average earning assets. Tax equivalent net interest income is calculated by grossing up interest income for the amounts that are non-taxable (i.e., municipal income) then subtracting interest expense. The tax rate utilized is 34%. The Company’s net interest margin is a common measure used by the financial service industry to determine how profitably earning assets are funded. Because the Company earns non-taxable interest income due to the mix in its investment and loan portfolios, net interest income for the ratio is calculated on a tax equivalent basis as described above. This calculation excludes net securities gains and losses.

(3) Ratios are computed by dividing annualized income and expense amounts by quarterly average assets. Excludes securities gains and losses.
(4) The efficiency ratio is not a measurement under accounting principles generally accepted in the United States. It is calculated by dividing non-interest expense (adjusted for amortization of intangibles, other real estate expenses, and non-recurring one-time charges) by the sum of tax equivalent net interest income and non-interest income excluding gains and losses on the investment portfolio. The tax rate utilized in calculating tax equivalent amounts is 34%. The Company calculates and reviews this ratio as a means of evaluating operational efficiency.

MIDDLEBURG FINANCIAL CORPORATION
Selected Financial Data by Quarter
(Unaudited, Dollars in thousands, except for per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

BALANCE SHEET RATIOS
Loans to deposits (including HFS)	77.53%	79.07%	80.29%	79.01%	80.62%
Portfolio loans to deposits	74.15%	74.71%	73.50%	73.97%	72.26%
Average interest-earning assets to average interest-bearing liabilities	126.87%	126.23%	125.09%	123.60%	124.17%
PER SHARE DATA
Dividends	$0.07	$0.07	$0.05	$0.05	$0.05
Book value (MFC Shareholders)	15.90	15.86	15.93	16.28	16.15
Tangible book value (3)	15.14	15.03	15.09	15.41	15.3
SHARE PRICE DATA
Closing price	$18.04	$19.28	$19.10	$19.41	$17.66
Diluted earnings multiple (1)	20.74	20.96	16.47	25.54	22.08
Book value multiple (2)	1.13	1.21	1.2	1.19	1.09
COMMON STOCK DATA
Outstanding shares at end of period	7,080,591	7,089,091	7,089,598	7,051,587	7,052,554
Weighted average shares O/S , basic - QTD	7,096,260	7,080,244	7,072,587	7,051,009	7,052,554
Weighted average shares O/S, diluted - QTD	7,130,272	7,118,208	7,102,670	7,082,354	7,069,603
CAPITAL RATIOS
Capital to assets - common shareholders	9.17%	9.25%	9.28%	9.46%	9.21%
Capital to assets - w/non-controlling interest	9.37%	9.48%	9.50%	9.70%	9.47%
Tangible common equity ratio (4)	8.98%	8.81%	8.83%	9.01%	8.77%
Leverage ratio	9.43%	9.36%	9.32%	9.11%	9.10%
Tier 1 risk based capital ratio	14.64%	14.58%	14.15%	14.35%	14.09%
Total risk based capital ratio	15.89%	15.83%	15.41%	15.60%	15.35%
CREDIT QUALITY
Net charge-offs to average total loans	0.02%	0.03%	0.01%	0.08%	0.12%
Total non-performing loans to total portfolio loans	3.46%	3.63%	3.76%	3.59%	3.92%
Total non-performing assets to total assets	2.33%	2.51%	2.80%	2.77%	3.05%
Non-accrual loans to:
total portfolio loans	2.71%	2.87%	2.88%	2.80%	3.05%
total assets	1.61%	1.69%	1.67%	1.65%	1.75%
Allowance for loan losses to:
total portfolio loans	1.83%	1.87%	1.93%	1.89%	2.02%
non-performing assets	46.48%	43.86%	39.88%	40.22%	37.89%
non-accrual loans	67.44%	65.20%	66.82%	67.48%	66.06%
NON-PERFORMING ASSETS
Loans delinquent 90+ days and still accruing	$808	$636	$829	$812	$1,044
Non-accrual loans	19,752	20,525	20,376	20,019	21,664
Restructured loans (not in non-accrual)	4,674	4,820	5,366	4,854	5,132
OREO and repossessed assets	3,424	4,530	7,570	7,904	9,929
Total non-performing assets	$28,658	$30,511	$34,141	$33,589	$37,769
ALLOWANCE FOR LOAN LOSS SUMMARY
Balance at the beginning of the period	$13,382	$13,616	$13,508	$14,311	$13,941
Loans charged off - QTD	241	291	128	721	1,060
Recoveries - QTD	(69)	(54)	(52)	(106)	(149)
Net charge-off loans - QTD	172	237	76	615	911
Provision for (recovery of) loan losses	110	3	184	-188	1,281
Balance at the end of the period	$13,320	$13,382	$13,616	$13,508	$14,311

(1)The diluted earnings multiple is calculated by dividing the period’s closing market price per share by the annualized diluted earnings per share for the period.  The diluted earnings multiple is a measure of how much an investor may be willing to pay for $1.00 of the Company’s earnings.

(2)The book value multiple (or price to book ratio) is calculated by dividing the period’s closing market price per share by the period’s book value per share.  The book value multiple is a measure used to compare the Company’s market value per share to its book value per share.

(3)Tangible book value is not a measurement under accounting principles generally accepted in the United States.  It is computed by subtracting identified intangible assets and goodwill from total Middleburg Financial Corporation shareholders’ equity and then dividing the result by the number of shares of common stock issued and outstanding at the end of the accounting period.

(4)The tangible common equity ratio is not a measurement under accounting principles generally accepted in the United States.  It is computed by subtracting identified intangible assets and goodwill from total Middleburg Financial Corporation shareholders’ equity and total assets and then dividing the adjusted shareholders’ equity balance by the adjusted total asset balance.

	MIDDLEBURG FINANCIAL CORPORATION
	Average Balances, Income and Expenses, Yields and Rates
	QTD 12/31/2013
	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate (2)	Balance	Expense	Rate (3)
	(Dollars in thousands)
Assets :
Securities:
Taxable	$275,208	$1,701	2.45%	$260,039	$1,490	2.28%
Tax-exempt (1)	64,315	966	5.96%	63,839	915	5.70%
Total securities	$339,523	$2,667	3.12%	$323,878	$2,405	2.95%
Loans
Taxable	$759,513	$8,738	4.56%	$767,248	$9,325	4.84%
Tax-exempt (1)	655	9	5.45%	537	8	5.93%
Total loans (3)	$760,168	$8,747	4.57%	$767,785	$9,333	4.84%
Federal funds sold	-	-	-	-	-	-
Interest on money market investments	-	-	-	-	-	-
Interest bearing deposits in
other financial institutions	51,671	31	0.24%	56,262	36	0.25%
Total earning assets	$1,151,362	$11,445	3.94%	$1,147,925	$11,774	4.08%
Less: allowances for credit losses	(13,267)			(14,112)
Total nonearning assets	80,994			84,132
Total assets	$1,219,089			$1,217,945

Liabilities:
Interest-bearing deposits:
Checking	$329,590	$195	0.23%	$335,174	$255	0.30%
Regular savings	110,443	58	0.21%	105,625	60	0.23%
Money market savings	76,197	40	0.21%	72,503	48	0.26%
Time deposits:
$100,000 and over	132,994	345	1.03%	147,214	533	1.44%
Under $100,000	134,773	456	1.34%	142,305	553	1.55%
Total interest-bearing deposits	$783,997	$1,094	0.55%	$802,821	$1,449	0.72%

Short-term borrowings	2,022	16	3.14%	7,326	81	4.40%
Securities sold under agreements
to repurchase	36,227	82	0.90%	34,563	82	0.94%
FHLB borrowings and other debt	85,264	312	1.45%	79,752	295	1.47%
Federal funds purchased	-	-	-	-	-	-
Total interest-bearing liabilities	$907,510	$1,504	0.66%	$924,462	$1,907	0.82%
Non-interest bearing liabilities
Demand deposits	185,409		0.55%	169,313		0.69%
Other liabilities	10,022			6,341
Total liabilities	$1,102,941			$1,100,116
Non-controlling interest	2,649			3,792
Shareholders' equity	113,499			114,037
Total liabilities and shareholders'
equity	$1,219,089			$1,217,945

Net interest income		$9,941			$9,867

Interest rate spread			3.29%			3.26%
Cost of Funds			0.55%			0.69%
Interest expense as a percent of
average earning assets			0.52%			0.66%
Net interest margin			3.43%			3.42%

(1) Income and yields are reported on a tax equivalent basis assuming a federal tax rate of 34%.
(2) All yields and rates have been annualized on a 365 day year for 2013 and a 366 day year for 2012.
(3) Total average loans include loans on non-accrual status.

	MIDDLEBURG FINANCIAL CORPORATION
	Average Balances, Income and Expenses, Yields and Rates
	Twelve Months Ended December 31
	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate (2)	Balance	Expense	Rate (2)
	(Dollars in thousands)
Assets :
Securities:
Taxable	$268,954	$6,337	2.36%	$262,991	$6,601	2.51%
Tax-exempt (1)	66,396	3,870	5.83%	62,363	3,642	5.84%
Total securities	$335,350	$10,207	3.04%	$325,354	$10,243	3.15%
Loans
Taxable	$755,913	$35,224	4.66%	$755,790	$37,890	5.01%
Tax-exempt (1)	679	37	5.45%	135	8	5.93%
Total loans (3)	$756,592	$35,261	4.66%	$755,925	$37,898	5.01%
Federal funds sold	-	-	0.00%	-	-	0.00%
Interest on money market investments	-	-	0.00%	-	-	0.00%
Interest bearing deposits in
other financial institutions	56,436	132	0.23%	54,237	124	0.23%
Total earning assets	$1,148,378	$45,600	3.97%	$1,135,516	$48,265	4.25%
Less: allowances for credit losses	(13,643)			(14,830)
Total nonearning assets	80,813			84,279
Total assets	$1,215,548			$1,204,965

Liabilities:
Interest-bearing deposits:
Checking	$324,171	$852	0.26%	$322,715	$1,271	0.39%
Regular savings	110,210	243	0.22%	105,768	350	0.33%
Money market savings	75,899	171	0.23%	64,517	204	0.32%
Time deposits:
$100,000 and over	139,018	1,671	1.20%	143,687	2,200	1.53%
Under $100,000	140,230	1,974	1.41%	165,703	2,891	1.74%
Total interest-bearing deposits	$789,528	$4,911	0.62%	$802,390	$6,916	0.86%

Short-term borrowings	3,565	123	3.45%	8,725	392	4.49%
Securities sold under agreements
to repurchase	35,536	325	0.91%	34,177	332	0.97%
FHLB borrowings and other debt	86,767	1,208	1.39%	83,654	1,185	1.42%
Federal Funds Purchased	-	-	0.00%	1	-	0.00%
Total interest-bearing liabilities	$915,396	$6,567	0.72%	$928,947	$8,825	0.95%
Non-interest bearing liabilities
Demand Deposits	175,942		0.60%	156,057
Other liabilities	7,356			6,503
Total liabilities	$1,098,694			$1,091,507
Non-controlling interest	2,824			2,828
Shareholders' equity	114,030			110,630
Total liabilities and shareholders'
equity	$1,215,548			$1,204,965

Net interest income		$39,033			$39,440

Interest rate spread			3.25%			3.30%
Cost of Funds			0.60%			0.81%
Interest expense as a percent of
average earning assets			0.57%			0.78%
Net interest margin			3.40%			3.47%

(1) Income and yields are reported on a tax equivalent basis assuming a federal tax rate of 34%.
(2) All yields and rates have been annualized on a 365 day year for 2013 and a 366 day year for 2012.
(3) Total average loans include loans on non-accrual status.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: March 6, 2014	By:	/s/ Gary R. Shook
Gary R. Shook
President